--------------------------------------------------------------------------------

TO THE STOCKHOLDERS


For the six months ended April 30, 2001, Seligman Quality Municipal Fund delivered a strong total return of 8.98% based on market price, and 4.64% based on net asset value. The Fund's yield on April 30, 2001, based on the current monthly dividend and market price, was 5.57%. For investors in higher tax brackets, the Fund may be particularly attractive, offering a taxable equivalent yield of 9.22%, based on a federal tax bracket of 39.6%. Preferred Stockholders in Series A and Series B of the Fund were paid dividends at annual rates ranging from 3.50% to 5.00%.

   During this period, the US economy experienced a rapid deceleration, characterized by weak corporate profits, reduced capital expenditures, and job losses. The Federal Reserve Board has responded aggressively to this slowing of economic growth, lowering interest rates five times thus far in 2001, for a total of 250 basis points. At present, the Fed does not view inflation as a threat, and we believe this allows for the possibility of further interest rate reductions. By lowering rates, the Fed hopes that business will take advantage of increased liquidity and lower-cost debt to increase their capital spending and investment.

   Many municipal bond issuers have already taken advantage of lower interest rates, as evidenced by the sharp increase in new issue supply and refunding volume during the first part of 2001. Demand for municipal bonds has remained strong despite lower yields. This is because investors continued to be drawn to the attractive taxable-equivalent yields and relative stability offered by municipal bonds.

   Looking ahead, we are cautiously optimistic that the Fed's interest rate cuts and its close monitoring of economic data will ultimately succeed in coaxing the economy out of its current slowdown. While there are still signs of weakness (e.g., a recent decline in productivity growth), we are encouraged by signs of strength, including the first quarter's better-than-expected GDP figures. We think that declining interest rates will prove beneficial for the economy, as well as for financial markets. We believe market sentiment still favors municipal bonds, and we anticipate that returns will continue to be strong. In addition, we do not think that the likely federal tax cut will be large enough to decrease the attractiveness of municipal bonds to taxable investors.

   Seligman Quality Municipal Fund's 2001 annual meeting took place on May 17, 2001, in Baltimore, Maryland. All proposals set forth in the proxy you received earlier in the year were passed. Complete results of the vote are printed at the bottom of page 3 of this report.

   Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman

                           /s/ Thomas G. Moles
                           -------------------
                           Thomas G. Moles
                           President


June 8, 2001

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


[PHOTO OMITTED]

Seligman Municipals Team: (from left) Eileen Comerford, Audrey Kuchtyak, Theresa Barion, Debra McGuinness, Thomas G. Moles (Portfolio Manager)




WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND DURING THE SIX MONTHS ENDED APRIL 30, 2001?



The municipal bond market rallied throughout Seligman Quality Municipal Fund's first fiscal quarter (November 2000 - January 2000) as the economy continued to show signs of slowing from its robust pace. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined from a high of 5.60% in early November 2000 to a low of 5.00% in early January 2001. The favorable interest rate environment sparked a sharp increase in new issue supply during 2001, compared with the levels of a year ago. In particular, refunding volume rose significantly as municipalities took advantage of lower yields to retire outstanding, higher-cost debt. For much of the Fund's second fiscal quarter (February 2001 - April 2001), heavy municipal issuance held municipal yields in a narrow trading range. By the end of the six-month period, strong equity market performance and better-than-expected first quarter economic growth data sent municipal yields modestly higher. We are encouraged that the economy, at present, has shown signs of strength despite its current slowdown, and we remain hopeful that the Federal Reserve Board will achieve its goal of a soft landing. However, it is premature to conclude that an economic recovery is imminent. Growth is likely to remain sluggish in the near term, and we think this will keep long-term interest rates relatively stable.

WHAT WAS YOUR INVESTMENT STRATEGY?

     Our investment strategy has been consistent with our positive long-term interest rate outlook. Over the past six months, our primary goals have been to improve call protection and to extend the duration of the Fund. Short-call bonds were reduced and replaced with those offering a minimum of ten years of call protection. Additionally, in order to benefit from a declining interest rate environment, purchases were concentrated in municipal bonds with maturity dates in excess of 30 years. In general, the longer the maturity of a bond, the greater the price appreciation as interest rates decline. (Conversely, as rates increase, longer-term bonds will decline more in price than shorter-term bonds.)

     Seligman Quality Municipal Fund remains well diversified among the various sectors of the municipal market. Transportation bonds represent the largest sector in the Fund and have performed well in comparison to other sectors. While we remain positive about the sector, it became necessary to lower the percentage of transportation holdings because the sector has become overweighted. Health care issues represent the Fund's smallest sector. After a prolonged period of decline in the creditworthiness of a significant number of hospital issuers, the sector has stabilized, but is still experiencing difficulties. All health care holdings in the Fund are insured and rated AAA.

WHAT IS YOUR OUTLOOK?

     The outlook for the US economy has undergone a material shift over the past six months. At present, we are cautiously optimistic that aggressive interest rate reductions by the Fed will limit the severity and duration of the current slowdown. Despite economic uncertainly, we remain upbeat regarding the prospects for the municipal market. The municipal market has enjoyed a prolonged period of declining interest rates, improving credit trends and growing demand. The Fund's portfolio is positioned to benefit from a continuation of the positive trends that have characterized the municipal market throughout the first half of the current fiscal year. At J. &W. Seligman &Co. Incorporated, we believe that municipal bond funds, including Seligman Quality Municipal Fund, will continue to play an important role in helping investors meet their long-term financial goals.



-------------------------------------------------------------------------------

PROXY RESULTS

Stockholders of Seligman Quality Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 17, 2001, in Baltimore, Maryland. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:

Election by Holders of Preferred Shares and Common Shares:

                                     FOR              WITHHELD
                                 ------------       ------------
   Alice S. Ilchman              4,390,801             64,993
   Frank A. McPherson            4,395,342             60,452
   Leroy C. Richie               4,393,229             62,565
   Brian T. Zino                 4,402,684             50,110

Ratification of Deloitte & Touche LLP as independent auditors for 2001:

           FOR               AGAINST             ABSTAIN
       ------------       ------------        ------------
       4,398,607              9,671              47,516

--------------------------------------------------------------------------------

INVESTMENT RESULTS PER COMMONSHARE



TOTAL RETURNS*
FOR PERIODS ENDED APRIL 30, 2001



                                                                       AVERAGE
ANNUAL
                                                            --------------------
---------------

SINCE
                                  THREE         SIX          ONE          FIVE
INCEPTION
                                  MONTHS       MONTHS        YEAR         YEARS
11/29/91
                                  ------       ------       -----        -----
--------
         Market Price**          (0.20)%        8.98%       13.25%        6.23%
5.37%
         Net Asset Value**       (0.51)         4.64        11.86         6.61
7.55


PRICE PER SHARE




                                     APRIL 30, 2001      JANUARY 31, 2001
OCTOBER 31, 2000
                                     --------------      ----------------    ---
-------------
         Market Price                    $12.10              $12.29
$11.50
         Net Asset Value                  13.76               14.02
13.62



Dividend and Capital Gain Information
For the Six Months Ended April 30, 2001

                                                           CAPITAL GAIN
                                              ----------------------------------
------
                             DIVIDENDS PAID+      PAID        REALIZED
UNREALIZED
                             --------------      -------      --------    ------
-----
                                $0.3538           $0.069       $0.052
$0.437++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at April 30, 2001, was 5.57%, which is equivalent to a taxable yield of 9.22% based on the maximum federal tax rate of 39.6%.


            -------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  *Returns for periods of less than one year are not annualized.

 **These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

 + Preferred Stockholders were paid dividends at annual rates ranging from 3.50% to 5.00%. Earnings on the Fund's assets in excess of the preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

 ++Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

-------------------------------------------------------------------------------
4

-------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS                                         APRIL 30, 2001



--------------------------------------------------------------------------------
--------------------------------------------------
                             FACE
RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS
MOODY'S/S&P          MARKET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------
ALABAMA--4.7%             $5,000,000   Jefferson County Sewer Rev. (Capital
Improvement
                                        Warrants), 5.125% due 2/1/2039
 ......................  Aaa/AAA         $ 4,642,150
ALASKA-- 6.9%              2,000,000   Alaska Energy Authority Power Rev.
(Bradley Lake
                                        Hydroelectric Project), 6% due 7/1/2021
 .............  Aaa/AAA           2,182,460
                             550,000   Alaska Housing Finance Corporation
(Collateralized
                                        Veterans' Mortgage Program), 6.50% due
6/1/2034.....   Aaa/AAA             561,732
                           4,000,000   Alaska Housing Finance Corporation
Mortgage
                                        Rev., 6% due 12/1/2040
 ..............................  Aaa/AAA           4,055,920
CALIFORNIA-- 13.9%         4,000,000   Foothill/Eastern Transportation Corridor
Agency Toll
                                        Road Rev., 5.75% due 1/15/2040
 ...................... Baa3/BBB-          3,826,720
                           5,000,000   San Diego Public Facilities Financing
Authority Sewer
                                        Rev., 5% due 5/15/2029
 ..............................  Aaa/AAA           4,716,050
                           5,000,000   San Francisco City and County Airports
Commission
                                        Rev. (International Airport), 5.80% due
5/1/2021* ...  Aaa/AAA           5,150,900
HAWAII--  1.7%             1,650,000   Hawaii State Airports System Rev., 7% due
7/1/2020*..   Aaa/AAA           1,690,277
ILLINOIS-- 4.7%            5,000,000   Illinois Educational Facilities Authority
Rev.
                                        (University of Chicago), 5.125% due
7/1/2038 ........   Aa1/AA           4,600,800
KANSAS-- 3.1%              3,000,000   Burlington Pollution Control Rev. (Kansas
Gas and
                                        Electric Company Project), 7% due
6/1/2031 ..........  Aaa/AAA           3,067,350
LOUISIANA-- 1.0%             810,000   Louisiana Public Facilities Authority
Hospital Rev.
                                        (Southern Baptist Hospitals, Inc.
Project),
                                        8% due 5/15/2012++
 ..................................   NR/AAA             963,050
MASSACHUSETTS-- 7.4%       4,000,000   Massachusetts Health & Educational
Facilities
                                        Authority Rev. (New England Medical
Center),
                                        6.625% due 7/1/2025
 .................................  Aaa/AAA           4,165,320
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6.875% due
11/15/2021.....  Aaa/AAA           3,095,790
MINNESOTA--0.5%              500,000   Minneapolis - Saint Paul Metropolitan
Airports
                                        Commission Rev., 5.75% due
1/1/2032.................   Aaa/AAA             516,810
MISSOURI--3.4%             3,250,000   Missouri Housing Development Commission
Rev.
                                        (Single Family Mortgage), 6.375% due
9/1/2031*......    NR/AAA           3,382,730
MONTANA-- 5.6%             2,220,000   Forsyth Pollution Control Rev. (Puget
Sound
                                        Power & Light Co.), 7.25% due
8/1/2021*.............   Aaa/AAA           2,280,451
                           1,620,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due
6/1/2020++...............................   Aaa/AAA           1,765,184
                             845,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due
6/1/2020++...............................   Aaa/AAA             920,729
                             535,000   Montana State Board of Investments
Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6.875% due
6/1/2020++...............................   Aaa/AAA             582,947




-------------
See footnotes on page 6.

PORTFOLIO OF INVESTMENTS                                         APRIL 30, 2001



--------------------------------------------------------------------------------
--------------------------------------------------
                             FACE
RATINGS+
STATE                       AMOUNT                   MUNICIPAL BONDS
MOODY'S/S&P          MARKET VALUE
--------------------------------------------------------------------------------
--------------------------------------------------
NEW YORK-- 13.3%          $3,000,000   Metropolitan Transportation Authority
Rev.
                                        (Commuter Facilities), 6.10% due
7/1/2026(o)........   Aaa/AAA         $ 3,362,760
                           1,875,000   New York City GOs, 6.25% due
4/15/2027...............      A2/A           1,990,200
                             230,000   New York City GOs, 6.25% due
4/15/2027...............   Aaa/AAA             259,005
                           5,000,000   New York City Municipal Water Finance
Authority
                                        (Water & Sewer System Rev.), 5.75% due
6/15/2026....   Aaa/AAA           5,158,650
                           2,125,000   New York State Thruway Authority General
Rev.,
                                        6% due
1/1/2025(o)...................................   Aaa/AAA           2,325,982
PENNSYLVANIA-- 5.3%        5,000,000   Philadelphia Airport Rev., 6.10% due
6/15/2025*.......  Aaa/AAA           5,194,100
SOUTH CAROLINA-- 2.4%      2,250,000   South Carolina Ports Authority Rev.,
                                        6.75% due
7/1/2021*++...............................   Aaa/AAA           2,307,937
TEXAS-- 4.6%               1,000,000   Houston Water & Sewer Systems Rev.,
                                        6.125% due
12/1/2015(o).............................   Aaa/AAA           1,096,090
                           2,000,000   Matagorda County Navigation District No.
1 Pollution
                                        Control Rev. (Central Power and Light
Co. Project),
                                        6.125% due
5/1/2030*.................................  Aaa/AAA           2,079,960
                           1,315,000   Texas State Veterans' Housing Assistance
GOs,
                                        6.80% due
12/1/2023*................................    Aa1/AA   .       1,370,953
VIRGINIA-- 5.8%            2,500,000   Pocahontas Parkway Association Toll Road
Rev.
                                        (Route 895 Connector), 5.50% due
8/15/2028..........  Baa3/BBB-          2,096,150
                           3,500,000   Virginia Housing Development Authority
(Multi-
                                        Family Housing), 7% due
11/1/2012...................    Aa1/AA+   .      3,624,145
WASHINGTON-- 9.2%          2,000,000   Chelan County Public Utility District No.
001
                                        (Chelan Hydro Consolidated System Rev.),
                                        5.25% due
7/1/2033*.................................   Aaa/AAA           1,901,380
                           2,000,000   Chelan County Public Utility District No.
001
                                        Construction Rev. (Chelan Hydro),
                                        5.60% due
1/1/2036*..................................  Aaa/AAA           1,966,760
                           5,000,000   King County Sewer GOs, 6.125% due
1/1/2033...........   Aaa/AAA           5,195,500
WISCONSIN-- 4.2%           4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due
11/1/2012.........   Aaa/AAA           4,121,120

-----------
TOTAL MUNICIPAL BONDS (Cost $94,153,733)--
97.7%......................................................          96,218,062
VARIABLE RATE DEMAND NOTES (Cost $300,000)--
0.3%....................................................              300,000
OTHER ASSETS LESS LIABILITIES--
2.0%.................................................................
2,001,590

 .         -----------
NET INVESTMENT ASSETS-- 100.0%
$98,519,652

===========

---------

* Interest income earned from this security is subject to the federal alternative minimum tax.

+    Ratings have not been audited by Deloitte & Touche LLP.

++   Escrowed-to-maturity security.

(o)  Pre-refunded security.

See Notes to Financial Statements.

-------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES                             APRIL 30, 2001




ASSETS:
Investments at value:
   Long-term holdings (cost $94,153,733)........................................
$96,218,062
   Short-term holdings (cost $300,000)..........................................
300,000     $96,518,062

-------------
Cash............................................................................
 ..................          57,614
Interest
receivable......................................................................
 .........       2,097,936
Receivable for securities
sold....................................................................
45,000
Expenses prepaid to stockholder service
agent.....................................................           7,716
Other...........................................................................
 ..................          40,030

-------------
TOTAL
ASSETS..........................................................................
 ............      98,766,358

-------------
LIABILITIES:
Accrued expenses and
other........................................................................
246,706

-------------
NET INVESTMENT
ASSETS..........................................................................
 ...      98,519,652
Preferred
Stock...........................................................................
 ........      33,600,000

-------------
NET ASSETS FOR COMMON STOCK
 ......................................................................
$64,919,652

=============
NET ASSETS PER SHARE OF COMMON STOCK (Market value
$12.10)........................................          $13.76

======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share -- $50,000 and $146,607, respectively; Shares authorized and outstanding-- 1,000 and 672,
respectively.......................................     $33,600,000
Common Stock, $0.01 par value: Shares authorized-- 49,999,000; issued and outstanding--
4,719,471....................................................................
47,195
Additional paid-in
capital........................................................................
62,557,702
Dividends in excess of net investment
income......................................................          (2,833)
Undistributed net realized
gain...................................................................
253,259
Net unrealized appreciation of
investments........................................................
2,064,329

--------------
NET INVESTMENT
ASSETS..........................................................................
 ...     $98,519,652

==============


-----------

See Notes to Financial Statements.

-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS                 FOR THE SIX MONTHS ENDED APRIL 30, 2001




INVESTMENT INCOME:
INTEREST........................................................................
 ..................     $2,881,510
EXPENSES:
Management fee..................................................................
$320,031
Stockholder account and registrar services......................................
61,768
Auditing and legal fees.........................................................
46,212
Auction agent fee...............................................................
41,926
Stockholder reports and communications..........................................
17,140
Stockholders' meeting...........................................................
12,397
Custody and related services....................................................
10,721
Directors' fees and expenses....................................................
5,376
Miscellaneous...................................................................
1,719

----------
TOTAL
EXPENSES........................................................................
 ............        517,290

------------
NET INVESTMENT
INCOME..........................................................................
 ...      2,364,220*
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments................................................
246,468
Net change in unrealized appreciation of investments............................
726,503
NET GAIN ON
INVESTMENTS.....................................................................
 ......        972,971

------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS
 ................................................     $3,337,191

============



----------

* Net investment income available for Common Stock is $1,685,943, which is net of Preferred Stock dividends.

  See Notes to Financial Statements.

-------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS



SIX MONTHS ENDED       YEAR ENDED

APRIL 30, 2001     OCTOBER 31, 2000
                                                                             ---
-----------------  ----------------
OPERATIONS:
Net investment income........................................................
$  2,364,220         $ 4,799,370
Net realized gain on investments.............................................
246,468             322,384
Net change in unrealized appreciation/depreciation of investments............
726,503           1,607,402

-----------         -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS............................
3,337,191           6,729,156

-----------         -----------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $1,009.34 and $2,118.33)...........
(678,277)         (1,423,519)
   Common Stock (per share: $0.3538 and $0.7158).............................
(1,669,199)         (3,375,851)

-----------         -----------
   Total.....................................................................
(2,347,476)         (4,799,370)
Dividends in excess of net investment income:
   Common Stock (per share: $0.0582).........................................
--            (274,584)
Net realized gain on investments:
   Common Stock (per share: $0.069 and $0.285)...............................
(325,695)         (1,343,590)

-----------         -----------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS.........................
(2,673,171)         (6,417,544)

-----------         -----------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued in payment of dividends
   (23,572 and 55,784 shares)................................................
283,772             641,427
Value of shares of Common Stock issued in payment of gain
   distribution (4,839 and 21,463 shares)....................................
56,798             237,166
Cost of shares purchased for investment plan
   (29,500 and 77,500 shares)................................................
(356,723)           (890,269)

-----------         -----------
DECREASE IN NET INVESTMENT ASSETS FROM
  CAPITAL SHARE TRANSACTIONS.................................................
(16,153)            (11,676)

-----------         -----------
INCREASE IN NET INVESTMENT ASSETS............................................
647,867             299,936

NET INVESTMENT ASSETS:
Beginning of period..........................................................
97,871,785          97,571,849

-----------         -----------
END OF PERIOD (net of dividends in excess of net investment
   income of $2,833 and $19,577, respectively)...............................
$98,519,652         $97,871,785

===========         ===========

------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.

     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund will begin amortizing market discounts on portfolio securities effective November 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net investment assets of the Fund.

d. DISTRIBUTIONS TO STOCKHOLDERS-- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

        The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001, amounted to $6,225,720 and $5,119,083, respectively.

   At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,414,944 and $1,350,615, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended April 30, 2001, 29,500 shares were purchased in the open market at a cost of $356,723, which represented a weighted average discount of 13.25% from the net asset value of those acquired shares. A total of 28,411 shares were issued to Plan participants during this period for proceeds of $340,570, a weighted average discount of 13.89% from the net asset value of those shares.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

purchases were made during the six months ended April 30, 2001.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $38,202 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at April 30, 2001, of $20,006 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

   "Total investment return" measures the Fund's performance but assumes investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. Total investment return for periods of less than one year is not annualized.

   The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.





                                                   SIX MONTHS
YEAR ENDED OCTOBER 31,
                                                     ENDED       ---------------
----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    4/30/01        2000
1999           1998         1997        1996
                                                     ------       ------
-----         -----        -----        -----
NET ASSET VALUE, BEGINNING
  OF PERIOD .....................................    $13.62       $13.55
$15.47       $15.35       $15.18      $15.31
                                                     ------       ------
------       ------       ------      ------
Net investment income ...........................      0.50         1.02
1.01         1.05         1.09        1.12
Net realized and unrealized
  investment gain (loss) ........................      0.20         0.42
(1.57)        0.51         0.43        0.06
                                                     ------       ------
------       ------       ------      ------
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS .........................      0.70         1.44
(0.56)        1.56         1.52        1.18
Dividends paid from net investment
  income on Preferred Stock .....................     (0.14)       (0.30)
(0.25)       (0.27)       (0.26)      (0.27)
Dividends paid from net investment
  income on Common Stock ........................     (0.35)       (0.72)
(0.76)       (0.78)       (0.83)      (0.90)
Dividends in excess of net investment
  income paid on Common Stock ...................        --        (0.06)
(0.04)       (0.12)       (0.11)      (0.04)
Distribution from net realized gain .............     (0.07)       (0.29)
(0.31)       (0.27)       (0.15)      (0.10)
                                                     ------       ------
------       ------       ------      ------
NET INCREASE (DECREASE) IN NET
  ASSET VALUE ...................................      0.14         0.07
(1.92)        0.12         0.17       (0.13)
                                                     ------       ------
------       ------       ------      ------
NET ASSET VALUE, END OF PERIOD ..................    $13.76       $13.62
$13.55       $15.47       $15.35      $15.18
                                                     ======       ======
======       ======       ======      ======
MARKET VALUE, END OF PERIOD .....................    $12.10       $11.50
$11.4375     $15.5625     $15.00      $14.25
                                                     ======       ======
========     ========     ======      ======


-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS




                                            SIX MONTHS
YEAR ENDED OCTOBER 31,
                                              ENDED        ---------------------
---------------------------------------------
                                             4/30/01        2000          1999
1998            1997          1996
                                             -------       ------        ------
------          ------        ------
TOTAL INVESTMENT RETURN:
Based upon market value ..................    8.98%         10.29%
(20.38)%         12.04%         13.42%         12.62%
Based upon net asset value ...............    4.64%         10.26%
(5.11)%          8.84%          8.95%          6.77%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
  investment assets ......................    1.05%+         1.05%         1.12%
1.11%          1.11%          1.11%
Expenses to average net assets for
Common Stock .............................    1.59%+         1.62%         1.67%
1.63%          1.65%          1.65%
Net investment income to average
  net investment assets ..................    4.80%+         4.98%         4.61%
4.67%          4.88%          4.98%
Net investment income to average net
  assets for Common Stock ................    7.26%+         7.64%         6.85%
6.85%          7.21%          7.36%
Portfolio turnover rate ..................    5.27%         11.15%        17.66%
14.17%         16.74%         14.05%
NET INVESTMENT ASSETS, END OF
  PERIOD (000s omitted):
For Common Stock ......................... $64,920        $64,272       $63,972
$72,619        $71,416        $70,468
For Preferred Stock ......................  33,600         33,600        33,600
33,600         33,600         33,600
                                           -------        -------       -------
--------       --------       --------
TOTAL NET INVESTMENT ASSETS .............. $98,520        $97,872       $97,572
$106,219       $105,016       $104,068
                                           =======        =======       =======
========       ========       ========

-------------

+ Annualized.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN QUALITY MUNICIPAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of April 30, 2001, and the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended October 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of April 30, 2001, the results of its operations, the changes in its net investment assets and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
June 8, 2001

-------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour Automated Telephone Access Service

-------------------------------------------------------------------------------


BOARD OF DIRECTORS

JOHN R. GALVIN 2,4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and
   Diplomacy at Tufts University

ALICE S. ILCHMAN 3,4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2,4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2,4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2,4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3,4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3,4
TRUSTEE, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3,4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2,4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


------------

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

-------------------------------------------------------------------------------

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

                                                                     SELIGMAN
                                                                    -----------
                                                                      QUALITY
                                                                    -----------
                                                                     MUNICIPAL
                                                                     FUND, INC.



                                                                 [PHOTO OMITTED]



SELIGMAN QUALITY MUNICIPAL FUND, INC.
           MANAGED BY
          [JWS LOGO]
     J. & W. SELIGMAN & CO.                                       [JWS LOGO]
          INCORPORATED                                         MID-YEAR REPORT
INVESTMENT MANAGERS AND ADVISORS                                APRIL 30, 2001
         ESTABLISHED 1964
100 PARK AVENUE, NEW YORK, NY 10017
        www.seligman.com

                           CESQF3b 4/01